SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2004

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     As previously announced, United entered into a definitive agreement to sell its wholly-owned mortgage banking subsidiary, George Mason Mortgage, LLC (“Mason Mortgage”) to Cardinal Financial Corporation (“Cardinal”) of McLean, Virginia. The sale transaction consummated on July 7, 2004.

Item 7. Financial Statements and Exhibits

     (c) The following exhibits are being furnished herewith:

99.1	Press Release, dated July 20, 2004, issued by United Bankshares, Inc.

99.2	Unaudited Supplemental Financial Information

Item 12. Results of Operations and Financial Condition

     On July 20, 2004 United Bankshares, Inc. (“United”) announced its earnings for the second quarter and first half of 2004. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report. The press release and supplemental financial information are being furnished under Item 12 of this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: July 20, 2004	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice
President, Treasurer, Secretary and
Chief Financial Officer